Exhibit 32.1

Certification of

Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Venkata S. Meenavalli, Chief Executive Officer of Longfin Corp. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017 (the “Report”) filed with the Securities and Exchange Commission:

●	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Venkata S. Meenavalli
Venkata S. Meenavalli
Chief Executive Officer
(Principal Executive Officer)
May 4, 2018